UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 9, 2005


                         PARALLEL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          0-13305                                      75-1971716
 (Commission file number)                  (IRS employer identification number)


1004 N. Big Spring, Suite 400, Midland, Texas           79701
  (Address of principal executive offices)            (Zip code)


                                 (432) 684-3727
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

         Attached hereto as Exhibit 99.1 is the press release issued by Parallel Petroleum Corporation ("Parallel") on February 9 2005.

         Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of Parallel, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



Item 9.01  Financial Statements and Exhibits.


           (c) Exhibits.

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.


        Exhibit No.                           Description
        -----------                           -----------

          99.1                     Press Release, dated February 9, 2005

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 9, 2005


                         PARALLEL PETROLEUM CORPORATION


                         By:    /s/ Larry C. Oldham
                            ------------------------------------
                              Larry C. Oldham, President

                                  EXHIBIT INDEX



        Exhibit No.                           Description
        -----------                           -----------

          99.1                     Press Release, dated February 9, 2005

                                                             EXHIBIT 99.1

                                                            PRESS RELEASE

Parallel Petroleum Corporation
1004 N. Big Spring, Suite 400          Contact:  Cindy Thomason
Midland, Texas 79701                             Manager of Investor Relations
(432) 684-3727                                   cindyt@plll.com
http://www.plll.com

                          Parallel Petroleum Announces
                          Sale of Common Stock Offering

MIDLAND, TX, February 9, 2005 - Parallel Petroleum Corporation (NASDAQ: PLLL) today announced that it sold 5,750,000 shares of its common stock pursuant to a public offering at a price of $5.27 per share, resulting in net proceeds of approximately $28.0 million. The common shares were issued under Parallel's universal shelf registration statement on Form S-3 (Registration Statement No. 333-119725).

Jefferies & Company, Inc. acted as the sole manager for the offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any state.

The Company

Parallel Petroleum is an independent energy company headquartered in Midland, Texas, primarily engaged in the acquisition, development, exploration and production of oil and gas using enhanced oil recovery techniques and 3-D seismic technology. Additional information on Parallel Petroleum Corporation is available at www.plll.com.

This release contains forward-looking statements subject to various risks and uncertainties that could cause the company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves", "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, outstanding indebtedness, changes in interest rates, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, and the general condition of the economy and its effect on the securities market. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control. Investors are directed to consider such risks and other uncertainties discussed in documents filed by the company with the Securities and Exchange Commission.